UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement

InterCloud Systems, Inc., a Delaware corporation (the “Company”, “we,” “us,” or “our”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), effective as of November 12, 2015, with the investor party thereto (the “Buyer”), whereby we issued to the Buyer, for gross proceeds of $500,000, a senior convertible note (the “Note”), dated November 12, 2015, in the original aggregate principal amount of $525,000. Aegis Capital Corp. served as the placement agent in connection with this private placement.

The Note has a term of one year, bears interest at 12% per annum, and is convertible into the Company’s common stock, par value $0.0001 per share (“Common Stock”), at a conversion price equal to $1.75 per share, subject to adjustment as set forth in the Note. The Note shall amortize in twelve bi-weekly installments beginning on the six month anniversary of the Note’s issuance. Amortization payments may be made, at the Company’s option, either in (i) cash, in which case the Company would also have to issue to Buyer a number of shares of Common Stock equal to 5% of such amortization payment, or (ii) subject to the Company satisfying certain equity conditions, Common Stock, pursuant to the amortization conversion rate, which is equal to the lower of (x) $1.75 and (y) a 25% discount to lowest volume weighted average price of the Common Stock in the prior three trading days. The Note contains standard events of default.

Exchange Agreement

On November 12, 2015, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with the party thereto (the “Holder”), whereby the Company will exchange a portion of that certain Senior Secured Note originally issued by the Company to GPB Life Science Holdings, LLC on December 3, 2014 and subsequently assigned to Holder, for new Senior Convertible Notes (“New Notes”), in three tranches of $500,000 each over the four week period following the date of the Exchange Agreement.

The New Notes will have a term of one year, bear interest at 12% per annum, and be convertible into Common Stock at a conversion price equal to $1.25 per share, subject to adjustment as set forth in the New Notes. The Note shall amortize in twelve bi-weekly installments beginning on the six month anniversary of the Note’s issuance. Amortization payments may be made, at the Company’s option, either in (i) cash, in which case the Company would also have to issue to Holder a number of shares of Common Stock equal to 5% of such amortization payment, or (ii) subject to the Company satisfying certain equity conditions, Common Stock, pursuant to the amortization conversion rate, which is equal to the lower of (x) $1.25 and (y) a 25% discount to the average of the lowest five volume weighted average prices of the Common Stock in the prior fifteen trading days. The Note contains standard events of default.

The foregoing description of the Securities Purchase Agreement, the Note, the Exchange Agreement and the New Notes does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Securities Purchase Agreement, the Note, the Exchange Agreement and the Form of New Note, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated by reference herein. The provisions of the Securities Purchase Agreement, the Note, the Exchange Agreement and the New Notes, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreements and are not intended as documents for investors and the public to obtain factual information about our current state of affairs. Rather, investors and the public should look to other disclosures contained in our filings with the SEC.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

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Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The shares of common stock issued to the Assignees pursuant to the Exchange Agreement were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2015, the Board of Directors (the “Board”) of the Company appointed Roger M. Ponder to the Board. Mr. Ponder served as our Chief Operating Officer from November 2012 to March 2015. Mr. Ponder has been the President and Chief Executive Officer of Summit Broadband LLC, a provider of consulting services to private equity and institutional banking entities in the telecommunications, cable and media/internet sectors, since August 2009. From January 2005 to August 2009, he was the President - Midwest/Kansas City Division of Time Warner Cable. Mr. Ponder was a member of the United Way Board of Trustees’ - Kansas City from January 2006 to January 2011. Mr. Ponder received his B.S. from Rollins College in Business Administration and Economics. Mr. Ponder brings extensive business development, strategic planning and operational experience to the Board.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of November 12, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Buyer party thereto.

10.2	Senior Convertible Note, dated November 12, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Holder party thereto.

10.3	Exchange Agreement, dated November 12, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Holder party thereto.

10.4	Form of Senior Convertible Note, between InterCloud Systems, Inc., a Delaware corporation, and the Holder party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: November 18, 2015	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Securities Purchase Agreement, effective as of November 12, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Buyer party thereto.

10.2	Senior Convertible Note, dated November 12, 2015, issued by InterCloud Systems, Inc., a Delaware corporation, to the Holder party thereto.

10.3	Exchange Agreement, dated November 12, 2015, between InterCloud Systems, Inc., a Delaware corporation, and the Holder party thereto.

10.4	Form of Senior Convertible Note, between InterCloud Systems, Inc., a Delaware corporation, and the Holder party thereto.

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